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                                                                   Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report set forth on page F-2 of this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos.
33-00346, 33-06609, 33-50692, 33-59937, 333-24139 and 333-52139.



ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 22, 1999